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                                                                   EXHIBIT 10.25

DATED                                                                       1998

(1) IMPERIAL CANCER RESEARCH TECHNOLOGY
    LIMITED
(2) INTROGEN THERAPEUTICS, INC




OPTION AGREEMENT
FOR TUMOUR SUPPRESSOR GENES



                                [RICHARDS BUTLER
                          INTERNATIONAL LAW FIRM LOGO]


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CONTENTS

CLAUSE

1 INTRODUCTION .............................................................  1
2 INTERPRETATION ...........................................................  1
3 GRANT OF THE FIRST OPTION ................................................  5
4 EXERCISE OF THE FIRST OPTION .............................................  7
5 THE PROJECT ..............................................................  8
6 OWNERSHIP OF TECHNOLOGY AND INTELLECTUAL PROPERTY ........................ 11
7 CONFIDENTIALITY AND PUBLICATION .......................................... 16
8 TERMINATION .............................................................. 19
9 GENERAL .................................................................. 21
10 NOTICES AND SERVICE ..................................................... 25
11 MISCELLANEOUS............................................................ 26


SCHEDULES

SCHEDULE 1 ................................................................. 27
     THE EXISTING PATENTS .................................................. 27
SCHEDULE 2 ................................................................. 28
     THE TERMS OF THE FIRST LICENCE ........................................ 28
SCHEDULE 3 ................................................................. 34
     OBJECTIVES OF THE PROJECT ............................................. 34
SCHEDULE 4 ................................................................. 36
     THE TERMS OF THE SECOND LICENCE ....................................... 36


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AGREEMENT dated                                                             1998

BETWEEN:

(1) IMPERIAL CANCER RESEARCH TECHNOLOGY LIMITED, incorporated in England and Wales with registered number 1662284, whose registered office is at Sardinia House, Sardinia Street, London WC2A 3NL, England ('ICRT')

(2) INTROGEN THERAPEUTICS, INC, incorporated in the State of Delaware, whose principal office is at 301 Congress Avenue, Suite 1850, Austin, Texas 78701, USA ('INTROGEN')

1     INTRODUCTION

1.1 Imperial Cancer Research Fund ('ICRF') and ICRT have identified and carried out a programme of research work relating to certain tumour suppressor genes which have potential therapeutic uses, and in respect of which certain patent applications have been or are to be made by ICRT, details of which are given in Schedule 1.

1.2 Introgen wishes to acquire rights in relation to the Genes in order to develop DNA based therapeutic products for the treatment of cancer, and is willing to fund a project in ICRT's laboratory to evaluate the potential of the Genes in cancer gene therapy.

1.3 ICRT is a company wholly owned by ICRF and, by arrangement with ICRF, owns and is responsible for the management and exploitation of ICRF technology.

2     INTERPRETATION

2.1   In this Agreement -

      'AFFILIATE' means, in relation to either party, a company which controls that party, or is controlled by that party or by a company which controls that party; and for these purposes a company controls another company if, either directly or indirectly through one or more other companies, it can exercise a majority of the votes attached to the


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      shares in the other company, or appoint or remove a majority of the board of directors of the other company;

      'THE EFFECTIVE DATE' means 1st January 1999;

      'THE EXISTING PATENTS' means the patent applications referred to in clause 1.1, and any other patent application which relates to the Field and claims the composition, use and/or method of action of any of the Genes, as disclosed in any of the patent applications referred to in clause 1.1, and which is made by ICRT at any time during the period from the Effective Date until the expiration of the First Option Period, any extension, reissue, division, continuation or continuation-in-part of any such application or patent and any patent of addition, supplementary protection certificate or similar rights based on any such patent;

      'EXISTING TECHNOLOGY' means any Technology relating to any of the Genes which has been obtained, developed, found, produced or made by or for ICRF or ICRT at any time prior to the Effective Date;

      'THE FIELD' means the field of [*];

      'THE FIRST LICENCE' means the licence to be granted pursuant to clause
      4.1;

      'THE FIRST OPTION' means the option granted by ICRT under clause 3.1;

      'THE FIRST OPTION PERIOD' means the period of [*] from the Effective
      Date;

      'THE GENES' means the tumour suppressor genes referred to in clause 1.1 (i.e. Rsk3, DBCCR1, 11q24 and 16q23) including, for the avoidance of doubt, any splice variants or other derivatives of any such gene and for the purposes of the foregoing, a


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      "derivative" means a nucleotide sequence derived from that gene (including fragments thereof) the product of which has tumour suppressor activity;

      'ICRF' means Imperial Cancer Research Fund;

      'INTELLECTUAL PROPERTY' means any patent application or patent (including any extension, reissue, division, continuation or continuation-in-part of any such application or patent and any patent of addition, supplementary protection certificate or similar rights based on any patent), copyright or other form of protection, the right to make any application for any such protection in any part of the world, and any right in respect of any trade secret or other confidential information;

      'THE INVENTIONS' means the inventions claimed or disclosed in the Existing Patents;

      'MATERIALS' means any model, prototype, material or substance (including, without limitation, any living organism or genetic material), and includes any progeny or derivative of any of the foregoing;

      'THE NEGOTIATION PERIOD' means the period of [*] from the date of exercise of the First Option or the Second Option, as the case may be, or such longer period as the parties may agree in either case;

      'THE PROJECT' means the programme of collaborative research referred to in clause 5.1;

      'PROJECT TECHNOLOGY' means any Technology obtained, developed, found, produced or made at any time on or after the Effective Date in the course of the Project;

      'PROJECT PATENTS' means any patent applications claiming any Project Technology, any patents issued in pursuance of any such application, any extension, reissue, division, continuation or continuation-in-part of any such application or patent and any patent of addition, supplementary protection certificate or similar rights based on any such patent;



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      'THE SECOND LICENCE' means the agreement to be entered into pursuant to clause 6.7;

      'THE SECOND OPTION' and 'THE SECOND OPTION PERIOD' have the meanings given in clause 6.6;

      'TECHNOLOGY' means any methods, techniques, processes, discoveries, inventions (whether patentable or not), formulae, results of experimentation, statistics, data, computer software or plans, any Materials and any records in any form relating to any of the foregoing; and

      'YEAR' means a period of 365 (or, in the case of a leap year, 366) days.

2.2   Unless the context otherwise requires, each reference in this Agreement to

      (a) 'WRITING', and any cognate expression, includes a reference to any communication effected by facsimile transmission or similar means (but not electronic mail);

      (b) a licence includes a sub-licence; and 'LICENSE' (as a verb) and cognate expressions shall be construed accordingly;

      (c) a statute or a provision of a statute is a reference to that statute or provision as amended, re-enacted or extended at the relevant time, and includes any statute or a corresponding provision in a statute replacing that statute or provision;

      (d) 'THIS AGREEMENT' is a reference to this Agreement and each of the Schedules, as amended or supplemented at the relevant time;

      (e) a Schedule is a reference to a schedule to this Agreement;

      (f) a clause or a paragraph is a reference to a clause of this Agreement (other than the Schedules) or a paragraph of the relevant Schedule;


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      (g) any reference to the parties includes a reference to their respective successors in title and permitted assignees;

      (h) any reference to a person includes any body corporate, unincorporated association, partnership or other legal entity;

      (i) the singular includes the plural and vice versa; and

      (j) words importing any gender include any other gender.

2.3 The headings in this Agreement are for convenience only and shall not affect its interpretation.

3     GRANT OF THE FIRST OPTION

3.1 ICRT hereby grants to Introgen, on and subject to the terms of this Agreement, the exclusive option to obtain an exclusive, world-wide licence (to the extent that ICRT is able to grant such a licence under any applicable law) in respect of the Existing Patents relating to any one or more of the Genes and any Materials or other Existing Technology referred to in clause 5.4, in respect of the Gene or Genes in question, on the terms referred to in clause 4.1.

3.2 The First Option shall be exercisable by Introgen, in respect of any one or more of the Genes, subject to payment of the sum referred to in clause 3.3, by giving written notice to ICRT at any time during the First Option Period, specifying the Gene or Genes in respect of which it is exercised. If Introgen so exercises the First Option in respect of one or more but not all of the Genes it may do so at any subsequent time within the First Option Period in respect of the remaining Gene or Genes.

3.3 In consideration of the grant of the First Option, Introgen shall pay to ICRT the sum of [*] on the Effective Date.

3.4 The sum referred to in clause 3.3 shall not be refunded in any circumstances.


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3.5   If Introgen does not duly exercise the First Option during the First
      Option Period in respect of one or more of the Genes, it shall forthwith lapse in respect of the Gene or Genes in question for which Introgen did not so exercise the First Option.

3.6 During the First Option period ICRT shall diligently prosecute and maintain the Existing Patents and keep Introgen fully informed as to the prosecution status of the Existing Patents (including, without limitation, furnishing to Introgen information relevant to such prosecution and maintenance) and shall give fair consideration to suggestions made by Introgen in respect of the prosecution strategy in so far as they relate to the Field, but if ICRT notifies Introgen in writing that -

      (a) it wishes to abandon any patent application or patent within the Existing Patents which relates to the Field, it shall give a prompt written notice Introgen offering to assign it to Introgen at the expense of Introgen but otherwise free of charge, and if Introgen does not accept the offer in writing within 30 days, ICRT shall have no further obligation with respect to the patent or patent application; or

      (b) it does not wish to elect to proceed from PCT stage to national stage with respect to any such application in any country, it shall give a prompt written notice to Introgen, and ICRT shall have no further obligation with respect to the application unless Introgen notifies ICRT in writing within thirty (30) days that it wishes ICRT so to proceed, in which event ICRT shall do so but at the sole expense of Introgen, and accordingly for the purposes of -

          (i) clause 3.7(b), that application and any Existing Patent granted pursuant to it in the relevant country shall be treated as if they had been assigned to Introgen; and

          (ii) the provisions of the First Licence as to royalties summarised in paragraph 9 of Schedule 2, that application and any Existing Patent


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               granted pursuant to it shall be deemed not to exist in the relevant country.

3.7 During the First Option Period the out-of-pocket costs and expenses of prosecuting and maintaining the Existing Patents shall be borne -

      (a) in respect of any of the Existing Patents the claims of which relate exclusively to any matter outside the Field, [*];

      (b) in respect of any of the Existing Patents the claims of which relate exclusively to the Field, or which have been assigned to Introgen pursuant to clause 3.6(a) (or are treated as if they had been so assigned pursuant to clause 3.6(b)(i), [*];

      (c) in respect of any other of the Existing Patents, [*];

      and Introgen shall accordingly pay to ICRT the [*] of those costs and expenses incurred from time to time within 30 days after receipt from ICRT of an account setting out the relevant information to enable its share to be ascertained.

4     EXERCISE OF THE FIRST OPTION

4.1 If Introgen exercises the First Option in accordance with clause 3.2, in respect of one or more of the Genes, ICRT and Introgen shall forthwith use their best endeavours during the Negotiation Period to negotiate in good faith the terms and conditions for the grant to Introgen of the licence referred to in clause 3.1 ('THE FIRST LICENCE'), which shall include the terms and conditions set out in Schedule 2 and such other terms and conditions (consistent with those set out in Schedule 2) as are reasonable and customary in the biopharmaceutical industry for arrangements of the type contemplated by the First Licence. If Introgen subsequently exercises the First Option in respect of any of the Genes, the Gene or Genes in question shall be deemed as from the date of exercise to be covered by the terms of the First Licence.


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4.2   Upon agreement being reached between ICRT and Introgen as to the terms of the First Licence, the parties shall forthwith execute an agreement containing the terms so agreed between ICRT and Introgen.

4.3 If, notwithstanding their best endeavours, ICRT and Introgen do not agree upon the terms for the grant of the First Licence to Introgen during the Negotiation Period, Introgen shall have the right, exercisable by notifying ICRT in writing at any time within fifteen (15) days after the expiration of the Negotiation Period, to initiate a binding arbitration proceeding, pursuant to which the terms and conditions of the First Licence shall be established. Any arbitration under this provision shall be held in accordance with clause 9.12 by a single arbitrator and the sole issue before such arbitrator shall be to establish the terms and conditions of the First Licence in accordance with clause 4.1, to the extent that they have not been agreed. If Introgen does not exercise the foregoing right to initiate arbitration within the applicable fifteen (15) day period, the First Option shall lapse in respect of the Gene or Genes in question.

4.4 If the First Option lapses pursuant to clause 3.5 or 4.3 (and if Introgen has no further right to exercise the First Option in respect of any of the Genes) then, except to the extent that clauses 5, 6 and 7 continue to operate, this Agreement shall terminate automatically, in which case all rights and obligations of the parties shall terminate except as provided in clause 8.4.

5     THE PROJECT

5.1 As further consideration for the grant of the First Option, Introgen shall co-operate with ICRT on a programme of collaborative research on the following terms.

5.2 Subject to the following provisions, the Project shall be carried on for a period of [*] from the Effective Date.

5.3 The overall objectives of the Project shall be as set out in Schedule 3. Within those overall objectives, the detailed objectives and implementation of the Project, and the


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      work to be carried out by ICRT and Introgen respectively as part of the
      Project, shall be as agreed between Dr. David Snary of ICRT and Dr. Sunil Chada of Introgen from time to time, but initially as set out in Schedule 3.

5.4   ICRT shall, as soon as practicable after the Effective Date -

      (a) supply to Introgen samples of such of the Materials relating to the Genes and in the possession or control of ICRT as are reasonably necessary to enable Introgen to carry its tasks in relation to the Project or as are otherwise requested by Introgen from time to time in connection with its evaluation of the Genes with a view to deciding whether or not to exercise the First Option or the Second Option; and

      (b) disclose to Introgen such other of the Existing Technology as is relevant to the Project or it exercise of the First Option or the Second Option;

      and Introgen shall be entitled to use and practice the Inventions, and to use any Materials so supplied and any Existing Technology so disclosed during the continuance of the Project, for the purposes only of carrying out its part of the Project and planning the development and exploitation in the Field of the Existing Technology and Project Technology or as otherwise reasonably necessary to evaluate the Genes with a view to deciding whether or not to exercise the First Option or the Second Option.

5.5 Subject as provided in clause 5.4, the resources to be applied to the Project by each of ICRT and Introgen shall be solely at its discretion.

5.6 Introgen shall pay to ICRT, as a contribution to the work to be carried out by ICRT as part of the Project, the sum of [*] on the Effective Date and [*].

5.7 For the avoidance of doubt, each sum payable pursuant to clause 5.6 shall not be refunded in any circumstances, and if Introgen exercises the First Option before the


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      end of the First Option Period, any such sum which is outstanding shall continue to be payable.

5.8   [*]

5.9 If within [*] from the Effective Date Introgen has not commenced good faith active steps with a view to carrying out its part of the Project for any reason, ICRT shall be entitled to terminate the Project by giving to Introgen not less than [*] written notice provided that Introgen does not commence such steps within such [*] which case the parties shall forthwith take such steps as may be necessary to terminate the Project, and subject to those steps being taken this Agreement shall terminate automatically.

5.10 For the purposes of the Project the principal points of contact between the parties will be as follows -

      for ICRT:     Dr David Snary

      for Introgen: Dr Sunil Chada.

5.11 ICRT and Introgen shall ensure that Dr Snary and Dr Chada respectively shall communicate and meet with one another as necessary to progress the work on the Project, and that each of them shall report their research data at semi-annual intervals in a short written report to Introgen and ICRT respectively.

5.12 If any employees or other representatives of ICRT are requested to visit the premises of Introgen for the purposes of the Project, Introgen shall -


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      (a) at its own cost give all reasonable assistance required by any of them for that purpose; and

      (b) reimburse ICRT for their reasonable travel, accommodation and other expenses incurred, within 30 days after receipt of an invoice for the sum in question.

5.13 If by agreement with ICRT any employees or other representatives of Introgen visit the premises of ICRT for the purposes of the Project -

      (a) ICRT shall at the cost of Introgen give all reasonable assistance required by any of them for that purpose, and Introgen shall reimburse to ICRT any out-of-pocket sum incurred by ICRT for that purpose within 30 days after receipt of an invoice for the sum in question; and

      (b) Introgen shall be responsible for their travel, accommodation and other expenses.

6     OWNERSHIP OF TECHNOLOGY AND INTELLECTUAL PROPERTY

6.1 Subject to provisions of this Agreement, the Inventions, the Existing Patents, the Existing Technology and all Intellectual Property in respect of any of the Existing Technology shall remain the exclusive property of ICRT.

6.2 Any Project Technology, and any Project Patents or other Intellectual Property in respect of any Project Technology, shall -

      (a) if made solely by ICRT staff working on the Project, belong exclusively to ICRT;

      (b) if made solely by Introgen staff working on the Project, belong exclusively to Introgen;


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      (c) if made jointly by ICRT staff and Introgen staff working on the
          Project, belong to ICRT and Introgen jointly in equal undivided shares.

6.3 Except as otherwise provided in this Agreement and subject to the rights and licences granted herein, neither party shall have any obligation to account to the other for profits, or to obtain any approval or consent of the other party to license or exploit any Intellectual Property, by reason of their joint ownership of such Intellectual Property.

6.4 ICRT and Introgen shall discuss and seek to agree upon the extent to which, and the countries in which, patent protection for any Project Technology owned by ICRT or jointly owned by ICRT and Introgen should be obtained and, except to the extent that they otherwise agree in writing -

      (a) the protection shall be applied for by ICRT in the name of ICRT, or jointly in the names of ICRT and Introgen, as the case may be;

      (b) ICRT shall diligently prosecute and maintain the Project Patents in question and keep Introgen fully informed as to the prosecution status of the Project Patents (including, without limitation, furnishing to Introgen information relevant to such prosecution and maintenance) and shall give fair consideration to suggestions made by Introgen in respect of the prosecution strategy in as far as they relate to the Field, but if ICRT notifies Introgen in writing that -

          (i) it wishes to abandon any such patent application or patent, it shall give a prompt written notice to Introgen offering to assign it to Introgen at the expense of Introgen but otherwise free of charge, and if Introgen does not accept the offer in writing within 30 days, ICRT shall have no further obligation with respect to the patent or patent application in question; or


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          (ii) it does not wish to elect to proceed from PCT stage to national stage with respect to any such application in any country, it shall give a prompt written notice to Introgen;

      (c) where ICRT gives such a notice pursuant to clause 6.4(b)(ii) above, ICRT shall have no further obligation with respect to the application unless Introgen notifies ICRT in writing within 30 days that it wishes ICRT so to proceed, in which event ICRT shall do so but at the sole expense of Introgen, and accordingly for the purposes of -

          (i) clause 6.4(d), that application and any Project Patent granted pursuant to it in the relevant country shall be treated as if they had been assigned to Introgen; and

          (ii) the provisions of the First Licence as to royalties summarised in paragraph 9 of Schedule 2 (as they apply to Project Patents pursuant to paragraph 3 of Schedule 4), that application and any Existing Patent granted pursuant to it shall be deemed not to exist in the relevant country;

      (d) the out of pocket costs and expenses of prosecuting and maintaining the Project Patents in question shall be borne, as if they were Existing Patents, in the manner provided in clause 3.7 which shall apply with the necessary changes (and so that the reference therein to clause 3.6(b)(i) shall be deemed to be a reference to clause 6.4(c)(i));

      (e) Introgen shall keep ICRT informed as to the prosecution status of all patent applications within the Project Patents owned by Introgen; and

      (f) each of ICRT and Introgen shall give the other such assistance as the other may reasonably require and at the other party's expense in order to obtain and maintain such protection.


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6.5   ICRT hereby grants to Introgen the exclusive option to take an exclusive licence under any or all of the Project Patents and Project Technology owned exclusively by ICRT and the exclusive right to exploit any and all Project Patents owned jointly by ICRT and Introgen, in each case insofar as the Project Patents and Project Technology relate to any one or more of the Genes in respect of which Introgen has exercised the First Option.

6.6 The option granted under clause 6.5 ('THE SECOND OPTION') shall be exercisable by Introgen by giving written notice to ICRT at any time during the period ('THE SECOND OPTION PERIOD') of [*] after the termination of the Project (except where this Agreement is terminated by ICRT pursuant to clause 8.2 or 8.3).

6.7 If Introgen exercises the Second Option in accordance with clause 6.6, the First Licence shall be modified to include such Project Patents and Project Technology within the scope of the First Licence, in accordance with the provisions of Schedule 4, and ICRT and Introgen shall forthwith execute an agreement ('THE SECOND LICENCE') to effect such a modification. In the event of any disagreement as to the terms of the Second Licence, the provisions of clause 4.3 shall apply with the necessary changes.

6.8 Notwithstanding any licence or right granted by ICRT pursuant to this Agreement, ICRT (for itself and ICRF) shall retain -

      (a) the exclusive right to use any Existing Technology (and any Existing Patents or other Intellectual Property in respect thereof) for any purpose outside the Field;

      (b) the exclusive right to use any Project Technology which belongs exclusively to ICRT (and any Project Patents or other Intellectual Property in respect thereof), for any purpose outside the Field;

      (c) the exclusive right to use any Project Technology which belongs to ICRT and Introgen jointly (and any Project Patents or other Intellectual Property in respect thereof) for [*]; and


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      (d) the non-exclusive right to use any Project Technology which belongs to
          ICRT and Introgen jointly (and any Project Patents or other Intellectual Property in respect thereof) for research and all other applications (except [*]) outside the Field.

6.9 Introgen hereby grants to ICRT (for itself and ICRF) an irrevocable, perpetual, nonexclusive, worldwide, royalty-free licence, with the right to grant sublicences, in respect of any Introgen Improvement, and any Project Patents or other Intellectual Property in respect of any such Introgen Improvement, for the purposes of research and the manufacture, sale and use of products for [*] outside the Field.

      For the purpose of this Agreement 'INTROGEN IMPROVEMENT' means any Project Technology which belongs exclusively to Introgen and which is a derivative (as defined in clause 2.1) of any of the Genes or a method of using any of the Genes (including derivative thereof); provided, however, that an 'Introgen Improvement' shall not include any vector, delivery system, method, composition or other subject matter which is proprietary to Introgen, or any such Project Technology which necessarily involves or includes the use of or combination of any such vector, delivery system, method, composition or other subject matter.

6.10 If Introgen does not duly exercise the Second Option during the Second Option Period in respect of any one or more of the Genes, the Second Option shall lapse in respect of the Gene or Genes in question, and ICRT shall have the option, exercisable within a further [*] by giving written notice to Introgen, to negotiate for the grant to ICRT of an exclusive licence in respect of any Introgen Improvement, a nonexclusive licence in respect of any other Project Technology which belongs to ICRT and Introgen jointly, and all Project Patents or other Intellectual Property in respect thereof relating to the Gene or Genes in question (but excluding any rights in respect of any vector, delivery system, method, composition or other technology which is proprietary to Introgen, or any such Project Technology which necessarily involves or includes the use of or combination of any such vector, delivery system, method,



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      composition or other technology), to use the same for any purpose, on a world-wide, royalty-bearing basis, to the extent that Introgen is able to grant such a licence or right.

6.11 If ICRT exercises the option referred to in clause 6.10, ICRT and Introgen shall forthwith use their best endeavours to negotiate in good faith the terms of an agreement for the grant of the licence or right within the period of [*] from the date of exercise of the option (provided that any such agreement shall contain the right for ICRT to grant licences (or sub-licences) under the Project Patents and Project Technology in question to any other person). In the event of any disagreement as to the terms of such agreement, the provisions of clause 4.3 shall apply with the necessary changes.

7     CONFIDENTIALITY AND PUBLICATION

7.1 Except as provided herein, each party shall maintain in confidence during the term of this Agreement and for seven (7) years thereafter, and shall not use for any purpose or disclose to any third party, any Technology or other information disclosed by the other party in writing and marked "Confidential" or that is disclosed orally and confirmed in writing as confidential within forty-five (45) days following such disclosure (collectively 'CONFIDENTIAL INFORMATION'), except to the extent that any such Confidential Information -

      (a) is at the time of being so provided or after that time through no fault of the party to whom it was so provided becomes public knowledge; or

      (b) was lawfully available on a non-confidential basis to the party to whom it was so provided before that time; or

      (c) can be shown by the party to whom it was so provided to have been independently produced by that party without any use of such confidential information provided to it by the other party; or


         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.




                                                                  [CONFIDENTIAL]

      (d) is made available to the party to whom it was so provided otherwise than in breach of an obligation of confidentiality owed to the other party.

7.2 The results of the Project may be made public by either party (or, in the case of ICRT, by ICRF) except to the extent that -

      (a) publication would include any Confidential Information of the other party; or

      (b) publication would prejudice the obtaining of patent protection for an invention constituting Project Technology, or the commercial exploitation of any unpatented or unpatentable Project Technology which remains unpublished.

7.3 To allow time for review of any proposed disclosure of any subject matter which may be precluded from being made public under clause 7.2, each of ICRT and Introgen shall provide to the other -

      (a) a copy of any manuscript disclosing any results of the Project not less than 45 days notice before submitting the manuscript for publication; and

      (b) a copy of any slides to be used in an oral presentation disclosing any results of the Project together with an outline of the presentation not less than 20 working days before making any such oral presentation.

7.4 The party receiving any such material pursuant to clause 7.3 shall promptly and in any event prior to the proposed date of submission for publication review the proposed disclosure and notify the other party in writing of its conclusions, failing which the other party shall be free to make the proposed disclosure.

7.5 If in the reasonable opinion of the party receiving the material the proposed disclosure does not include subject matter which is precluded from being made public under clause 7.2, it shall promptly notify the other party which shall thereupon be free to make the proposed disclosure.


                                                                  [CONFIDENTIAL]

7.6   If in the reasonable opinion of either party -

      (a) the proposed disclosure includes subject matter which is precluded from being made public under clause 7.2 and which is patentable, neither party shall publish or otherwise disclose the material in question for a period of three months from the date on which the relevant material was received by the party in question and, if a patent application is made within that period of three months, for a further period as agreed but in any event not exceeding a total of 18 months from that date (including such period of three months), following which the other party shall be free to make the proposed disclosure; or

      (b) the proposed disclosure includes unpatented (or unpatentable) Project Technology which that party wishes to maintain as unpublished and which has been identified in Project reports pursuant to clause 5.11 as being of potential commercial significance, neither party shall publish or otherwise disclose the material in question for a period of 18 months from that date, following which either party shall be free to make the proposed disclosure; or

      (c) the proposed disclosure includes Confidential Information of the reviewing party, the disclosing party shall remove such Confidential Information prior to such disclosure.

7.7 Notwithstanding the foregoing provisions of this clause 7 above, the receiving party may use or disclose Confidential Information of the disclosing party -

      (a) to the extent necessary to exercise its rights hereunder (including providing such information to bona fide licensees or prospective licensees as contemplated by this Agreement or otherwise and to potential investors or partners on reasonable terms of confidentiality) or to fulfill its obligations and/or duties hereunder;

      (b) in filing for, prosecuting or maintaining any proprietary rights, prosecuting or defending litigation; and


                                                                  [CONFIDENTIAL]

      (c) in complying with applicable governmental regulations and/or submitting information to tax or other governmental authorities; or as otherwise required by law;

      provided that if the receiving party is required by law to make any public disclosures of Confidential Information of the disclosing party then, to the extent it may legally do so, it shall give reasonable advance notice to the disclosing party of such disclosure and shall use its reasonable efforts to secure confidential treatment of Confidential Information prior to its disclosure (whether through protective orders or otherwise).

8     TERMINATION

8.1 This Agreement shall be deemed to have come into force on the Effective Date and, subject to the following provisions, shall continue in force for the respective periods of time provided for in this Agreement and otherwise without any time limit.

8.2 ICRT shall be entitled to terminate this Agreement forthwith by giving fifteen (15) days' prior written notice to Introgen if any sum payable under this Agreement is not paid in full within seven (7) days after the due date for payment and Introgen fails to make such payment within such fifteen (15) day period.

8.3 Either party shall be entitled to terminate this Agreement forthwith by giving written notice to the other party if -

      (a) the other party commits a breach of any of its obligations under this Agreement (other than, in the case of Introgen, a breach to which clause 8.2 applies) and fails to remedy to breach within thirty (30) days after receiving a written notice from the first mentioned party specifying the breach and requiring it to be remedied; or

      (b) the other party goes into liquidation, has a receiver appointed over any of its assets, has an administrator appointed, makes any voluntary arrangement with


                                                                  [CONFIDENTIAL]
          any of its creditors, or ceases to carry on business, or any similar event under the law of any foreign jurisdiction occurs in relation to the other party.

8.4 On the termination of this Agreement for any reason (including, for the avoidance of doubt, any termination or partial termination pursuant to clause 4.4 or clause 5.9) -

      (a) the rights and obligations of Introgen under the First Licence (if it has been executed) and the Second Licence (if it has been executed) or of ICRT under any agreement entered into pursuant to clause 6.11 (if it has been executed) shall continue in force;

      (b) subject to paragraph (a), Introgen shall forthwith cease all use of the Genes, the Inventions, the Existing Technology and any Project Technology which belongs exclusively to ICRT, and destroy all Materials in the possession or control of Introgen which have been supplied by ICRT or produced or derived from any Materials so supplied;

      (c) except to the extent that paragraph (a) above applies (and that accordingly this paragraph (c) does not apply), ICRT shall be entitled to license the Existing Patents and the Existing Technology, any Project Patents (other than any of them which belong exclusively to Introgen) and any unpatented (or unpatentable) Project Technology (other than data which Introgen reasonably considers proprietary to itself) to any other person;

      (d) the provisions of clause 6.1, 6.2, 6.3, 6.8, 6.9, 6.10, 6.11, 7, 9.10,
          9.11 and 9.12 shall continue in force in accordance with their terms,

          but subject to the foregoing, and except for any accrued right or obligation of either ICRT or Introgen, neither of them shall be under any further obligation to the other.

8.5 Notwithstanding anything herein to the contrary, if either party disputes in good faith the other party's right to terminate this Agreement pursuant to the foregoing provisions of this clause 8 by reason of a breach by the other party, the other party's


                                                                  [CONFIDENTIAL]
      right to terminate shall be stayed unless or until it has been determined in accordance with clause 9.12 that such party has such a right and, if it is so determined, the party in breach has failed to remedy the breach in question within thirty (30) days after such determination.

9     GENERAL

9.1 This Agreement and the rights granted under it are personal to each party, which may not assign, transfer or charge to any other person any of its rights under this Agreement, or subcontract or otherwise transfer to any other person any of its obligations under this Agreement.

9.2 Notwithstanding clause 9.1, either party may assign this Agreement and its obligations hereunder to a party that is an Affiliate of the assigning party at the time of the assignment or a party that succeeds to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise; provided that in either case such assignee promptly enters into an agreement in writing with the other party to be bound by the terms and conditions of this Agreement.

9.3   ICRT warrants to Introgen that -

      (a) except as disclosed in writing to Introgen, ICRT owns all right, title and interest in and to the Existing Technology, the Existing Patents and all other Intellectual Property of ICRT in respect of the Existing Technology and, subject to clause 9.4, it has the authority to enter into this Agreement and to grant the rights granted by it under this Agreement;

      (b) the execution by ICRT of, and the performance of its obligations under, this Agreement require no governmental or other approvals or, if required, all such approvals have been obtained;

      (c) it has not granted and, except as otherwise provided in this Agreement, will not during the continuance of this Agreement grant to any third party any rights


                                                                  [CONFIDENTIAL]
          which are inconsistent with the rights granted by it under or pursuant to this Agreement;

      (d) except as disclosed in writing to Introgen, it is not aware of any third party claims or governmental restrictions (other than legal provisions of general application) which would restrict its ability to grant the rights agreed to be granted by it under this Agreement; and

      (e) except for the Existing Patents, as at the Effective Date ICRT does not own or control any patents or patent applications the claims of which would dominate the practice of the rights to be granted to Introgen pursuant to this Agreement.

9.4   Without limiting clause 9.3, ICRT does not warrant -

      (a) the efficacy or usefulness of the Existing Technology or any Project Technology; or

      (b) that the exercise of the rights granted under this Agreement will not infringe the patent or other Intellectual Property rights of any third party; or

      (c) that any of the Existing Patents or Project Patents is or will be valid or enforceable, or (in the case of an application) will proceed to grant.

9.5   Introgen warrants to ICRT that -

      (a) it has the authority to enter into this Agreement and to grant the rights granted by it under this Agreement;

      (b) the execution by Introgen of, and the performance of its obligations under, this Agreement require no governmental or other approvals or, if required, all such approvals have been obtained;

      (c) it has not granted and, except as otherwise provided in this Agreement, will not during the continuance of this Agreement grant to any third party any rights


                                                                  [CONFIDENTIAL]
          which are inconsistent with the rights granted by it under or pursuant to this Agreement; and

      (d) it is not aware of any third party claims or governmental restrictions (other than legal provisions of general application) which would restrict its ability to grant the rights agreed to be granted by it under this Agreement.

9.6 Subject to the terms of the First Licence (if executed), the Second Licence (if executed) or any agreement entered into pursuant to clause 6.11, if either party becomes aware of any infringement of any of the Existing Patents or the Project Patents, or any claim is made or threatened against either party that the exercise of any rights granted under this Agreement infringes the patent or other Intellectual Property rights of any third party, it shall forthwith notify the other party, whereupon the parties shall consult and seek to decide what steps if any to take, and each of them shall give the other party (at the other party's expense) such assistance as the other party may reasonably request in connection therewith.

9.7 Neither party nor its representatives or employees (or, in the case of ICRT, those of ICRF) shall be deemed in any circumstances to be the employees or representatives of the other party (or, in the case of ICRT, to be those of ICRF), or shall have any authority or power to bind the other party or to contract in its name.

9.8 This Agreement contains the entire agreement between the parties with respect to its subject matter and may not be modified except by an instrument in writing signed by the duly authorised representatives of the parties, and each party acknowledges that, in entering into this Agreement, it does not do so in reliance on any representation, warranty or other provision, except as expressly provided herein, and any implied warranties are hereby excluded to the fullest extent permitted by law, but nothing in this provision shall affect the liability of either party for any fraudulent misrepresentation.


                                                                  [CONFIDENTIAL]

9.9 Except with regard to the exercise of the First Option and the Second Option, no failure or delay by either party in exercising any of its rights under this Agreement shall be deemed to be a waiver of that right, and no waiver by either party of a breach of any provision of this Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other provision.

9.10 If any provision of this Agreement is held by any court or other competent authority to be invalid or unenforceable in whole or in part, the other provisions of this Agreement and the remainder of the affected provision shall continue to be valid.

9.11 This Agreement (and any licence to be entered into pursuant to this Agreement) shall be governed and construed in all respects in accordance with the laws of England, and the parties agree to submit to the non-exclusive jurisdiction of the English Courts.

9.12 Any dispute or arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach hereof, shall be settled by binding arbitration in London, England, under the then-current Rules of Arbitration of the International Chamber of Commerce Court of Arbitration by a single arbitrator appointed in accordance with such rules, provided that if either party so requests (and unless otherwise provided hereunder) the arbitration shall be conducted by a panel of three (3) arbitrators appointed in accordance with the Rules. The decision and/or award rendered by the arbitrator(s) shall be written, final and non-appealable and may be entered in any court of competent jurisdiction. Accordingly, the parties hereby waive any and all rights of appeal to the Court under the Arbitration Act 1996. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party. The costs of any arbitration, including administrative fees and fees of the arbitrator(s), shall be shared equally by the parties, unless otherwise determined by the arbitrator(s). Each party shall bear the cost of its own legal and expert fees; provided that the arbitrator(s) may in his or their discretion award to the prevailing party the costs and expenses incurred by the prevailing party in connection with the arbitration proceeding.


                                                                  [CONFIDENTIAL]

10    NOTICES AND SERVICE

10.1 Any notice or other information required or authorised by this Agreement to be given by either party to the other shall be given by -

      (a) delivering it by hand;

      (b) sending it by pre-paid registered post; or

      (c) sending it by facsimile transmission or similar means of communication (but not electronic mail);

      to the other party at the address given in clause 10.4.

10.2 Any notice or information sent by post in the manner provided by clause 10.1(b) which is not returned to the sender as undelivered shall be deemed to have been given on the seventh day after the envelope containing it was so posted; and proof that the envelope containing any such notice or information was properly addressed, pre-paid, registered and posted, and that it has not been so returned to the sender, shall be sufficient evidence that the notice or information has been duly given.

10.3 Any notice or information sent by facsimile transmission or similar means of communication (but not electronic mail) shall be deemed to have been duly given on the date of transmission, provided that a confirming copy is sent as provided in clause 10.1(b) to the other party at the address given in clause 10.4 within 24 hours after transmission.

10.4 The address of either party for service of any legal proceedings concerning or arising out of this Agreement, or for the purposes of clause 10.1, shall be that of its registered or principal office, or such other address as it may last have notified to the other party in writing from time to time.


                                                                  [CONFIDENTIAL]

11    MISCELLANEOUS

11.1 Each sum payable pursuant to this Agreement is exclusive of any applicable Value Added Tax or other taxes or duties (other than taxes on profits or income), which shall be additionally payable by Introgen together with the relevant sum.

11.2 Each party shall from time to time do all such acts and execute all such documents as may be reasonably necessary in order to give effect to the provisions of this Agreement.

11.3 The parties shall bear their own costs of and incidental to the preparation, execution and implementation of this Agreement.

11.4 Except as required by law, neither party shall make any press or other public announcement concerning any aspect of this Agreement or use the name of the other (including, in the case of ICRT, that of ICRF) without first obtaining the agreement in writing of an authorised representative of the other party.

11.5 This Agreement may be executed in more than one counterpart and shall come into force once each party has executed such a counterpart in identical form and exchanged it with the other party.


                                                                  [CONFIDENTIAL]

                                   SCHEDULE 1

                              THE EXISTING PATENTS

GENE             ORIGINATING                    PATENT            DATE
                 SCIENTIST                      APPLICATION

[*]



         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.





                                                                  [CONFIDENTIAL]

                                   SCHEDULE 2

                         THE TERMS OF THE FIRST LICENCE

1 Parties:          ICRT (the Licensor) and Introgen (the Licensee).

2 Definitions:      'LICENSED PRODUCT' will mean any product (i) which
                    incorporates any of the Genes, in respect of which the First
                    Option is exercised by Introgen, or (ii) the manufacture, use or sale of which would in the absence of the licence granted to Introgen infringe a valid claim within any of the Existing Patents in respect of the Gene or Genes in question in the country for which the product is sold.

                    A 'VALID CLAIM' will include the claims of issued patents (including patents of addition, supplementary protection certificates or similar rights based on any such patent) and patent applications; provided that in the case of a patent application which has not been issued, not more than [*] have elapsed from the earliest priority filing date to, which the claim is entitled.

                    'LICENSED SUBJECT MATTER' will mean the Existing Technology, the Existing Patents and any other Intellectual Property of ICRT in respect of the Existing Technology, relating to the Gene or Genes in question.

                    Subject as provided above, the provisions of clause 2 shall apply.

3 Licence:          ICRT will grant to Introgen an exclusive, worldwide licence, with the right to grant and authorise sublicences, under the Licensed Subject Matter to make, have made, use and sell
                    Licensed Products, practice any method, process or procedure and otherwise exploit the Licensed Subject Matter, in each case within the Field. For the avoidance of


                                                                  [CONFIDENTIAL]
                                     PAGE 28

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                    doubt, Introgen will not have any rights in respect of any [*] or in respect of any [*] outside the Field.

4 Retained Rights:  Notwithstanding the foregoing, ICRT (for itself and ICRF)
                    will retain the rights under the Licensed Subject Matter referred to in clause 6.8.

5 Clinical          Introgen will be responsible for conducting, directly or
  Development:      through third parties, clinical development with respect to
                    Licensed Products. Such clinical development shall include carrying out clinical trials sufficient to market a Licensed
                    Product in all Major Markets. Without limiting the foregoing, Introgen will use the same diligent efforts to initiate and complete such clinical trials as it expends for its other products being developed with similar market potential. The detailed plans and budgets for clinical development will be determined by Introgen in consultation with ICRT (and in default of agreement settled by arbitration pursuant to clause 4.3) and set forth in the Agreement. Introgen will consult with and keep ICRT reasonably informed relating to the scope and progress of such clinical development and will provide semi-annual reports to ICRT on each stage of product development.

                    'MAJOR MARKET' will mean the [*], [*] and the [*].

6 Data Access:      During the term of the Agreement, Introgen will have access to copies of data, reports, analyses and other information in ICRT's possession or control, which are reasonably necessary for Introgen's exercise of its rights under the Licensed Subject Matter. In addition, ICRT will provide
                    Introgen with reasonable quantities of the Gene or Genes in question from time to time.

7 Licence Fee:      Introgen shall pay to ICRT on the execution of the First
                    Licence (and on any subsequent exercise of the First Option) a licence fee, in respect


                                                                  [CONFIDENTIAL]
                                     PAGE 29

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                    of each of the Genes in respect of which the First Licence is granted, of [*], which shall be non-refundable and non-creditable against royalties.

8 Milestone         Upon the occurrence of the events set forth below for the
  Payments:         first Licensed Product relating to each of the Genes in
                    respect of which the First Licence is granted, Introgen will make the corresponding payment below to ICRT -


                     Milestone                        Amount
                     ---------                        ------

          Completion of [*] trials                   [*]

          Completion of [*] trials                   [*]

          First approval for [*]                     [*]

          First approval for [*]                     [*]

          First year where Net Sales of a            [*]
          Licensed Product exceeds [*]

          TOTAL IN RESPECT OF EACH GENE              [*]


                                                                  [CONFIDENTIAL]
                                     PAGE 30

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

9 Royalties:        Introgen will pay to ICRT as royalties the following
                    percentages of Net Sales by Introgen and its sublicensees, based upon the aggregate Net Sales of all Licensed
                    Products in respect of each of the Genes -


                                             ROYALTIES ON INCREMENTAL
          ANNUAL NET SALES                             AMOUNT
          ----------------                   ------------------------
         [*]                                           [*]

         [*]                                           [*]

                    The foregoing royalties will be reduced by [*] in countries where no valid claim of any of the Existing Patents covers a Licensed Product in respect of the Gene in question.

                    In the event that Licensed Products are sold in combination with one or more other registered products for which a royalty would not otherwise be due, it is understood that Net Sales from the combination product will be reasonably allocated as to be set forth in the First Licence.

                    In the event that Introgen or any of its Affiliates or sublicensees becomes obligated to pay a royalty to a third party in respect of patent rights covering the Gene or the use thereof such that the total royalty burden on the Gene or use thereof (prior to reductions) is in excess of [*]
                    Net Sales, Introgen may deduct [*] of such excess royalty from the royalty owing to ICRT on the applicable Net Sales; provided, however, that the royalty rate payable on applicable Net Sales to such third party after adjustments will not exceed the royalty rate payable (after adjustments) to ICRT on such Net Sales (except with the consent of ICRT, which consent will not be unreasonably withheld) and in no case will the amount paid to ICRT be so reduced to less than [*] of the amount that would otherwise be due to ICRT on such Net Sales.


                                                                  [CONFIDENTIAL]
                                     PAGE 31

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                    Each royalty payment will be accompanied by a proper statement and will be made without deduction. Introgen will keep proper accounts to enable the accuracy of royalty payments to be confirmed, and will allow ICRT access to inspect and take copies.

10 Marketing:       Introgen will be responsible for the establishment, control and implementation of the promotion and marketing strategy, plans and budgets for Licensed Products. Introgen will use the same diligent efforts with respect to the marketing, sale and promotion of Licensed Products for each Major
                    Market as Introgen expends for its own products being developed with similar market potential.

11 Patent           The provisions of clauses 3.6 and 3.7 above will apply
   Prosecution:     throughout the term of the First Licence as they apply
                    during the First Option Period.

12 Miscellaneous:   Each party will keep Confidential Information of the other confidential on the same terms as under clause 7 above.

                    The First Licence will be subject to termination on the same terms as under clause 8 above. On termination all rights will revert to ICRT.

                    Introgen will assume responsibility for the exploitation of the Licensed Subject Matter and will indemnify ICRT (and
                    ICRF) accordingly. ICRT (or ICRF) will have no liability howsoever arising under or in connection with the First Licence for loss of profit or indirect or consequential loss or for sums exceeding the amount of royalties paid by Introgen.

                    Clauses 9,10 and 11 above will apply to the First Licence.

                    The First Licence will include other reasonable and customary terms and conditions contained in similar agreements of this type, in so far as


                                                                  [CONFIDENTIAL]
                    they are consistent with the above.




                                                                  [CONFIDENTIAL]

                                   SCHEDULE 3

                            OBJECTIVES OF THE PROJECT

                                      [*]

                                                                  [CONFIDENTIAL]
                                     PAGE 34

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      [*]
                                                                [CONFIDENTIAL]

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 4

                         THE TERMS OF THE SECOND LICENCE

1 'LICENSED SUBJECT MATTER' will include, in addition to the Existing Patents and Existing Technology, any Project Technology and Project Patent owned exclusively by ICRT or owned jointly by ICRT and Introgen.

2 'LICENSED PRODUCT' will mean any product (i) which incorporates any of the Genes, or (d) the manufacture, use or sale of which would in the absence of the licence granted to Introgen infringe a valid claim within any of the Existing Patents or the Project Patents in respect of the Gene or Genes in question owned exclusively by ICRT or owned jointly by ICRT and Introgen (or, in the latter case, would do so if the Project Patent in question was owned exclusively by ICRT) in the country for which the product is sold.

3 Royalties will be payable, at the rates specified in Schedule 2, on Net Sales of Licensed Products (as defined above), where the product (i) incorporates any of the Genes or (ii) is covered by a valid claim of an Existing Patent or a Project Patent owned exclusively by ICRT in respect of the Gene or Genes in question. The foregoing royalties will be reduced by [*] in countries where no valid claim of an Existing Patent or a Project Patent owned exclusively by ICRT covers a Licensed Product.

4 Clauses 6.3, 6.4, 6.8, and 6.9 shall apply throughout the term of the Second Licence.

5 Subject to paragraphs 1 to 4 above, the provisions of Schedule 2 shall apply with the necessary changes (and so that references to Existing Technology and Existing Patents shall be construed as references to Existing Technology and Existing Patents and/or Project Technology and Project Patents owned exclusively by ICRT or owned jointly by ICRT and Introgen).



                                                                  [CONFIDENTIAL]

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 1

                              THE EXISTING PATENTS


GENE                 ORIGINATING SCIENTIST           PATENT APPLICATION       DATE

                                      [*]

          [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

For IMPERIAL CANCER RESEARCH TECHNOLOGY LIMITED


/s/ JOHN C. WALL
-----------------------------------
Director



For INTROGEN THERAPEUTICS, INC.



/s/ MAHENDRA G. SHAH                       11/24/98
-----------------------------------
Director


                                                                  [CONFIDENTIAL]